UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549



                            FORM 8-K

       Current Report Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



Date of Report:   May 28, 1998



                      WESTVACO CORPORATION
     (Exact name of registrant as specified in its charter)



DELAWARE                         1-3013               13-1466285
(State or other             (Commission              (I.R.S. Employer
 jurisdiction               File Number)             Identification No.)
 of incorporation)



       299 PARK AVENUE, NEW YORK, NEW YORK             10171
     (Address of principal executive offices)        (Zip Code)





                         (212) 688-5000
                 Registrant's telephone number










ITEM 5.    OTHER EVENTS

The company has undertaken rebuilds of two large coated paper machines at its mill in Luke, MD, to improve product quality and facilitate development of new products. The first rebuild took place in 1997 and the second one is now underway and scheduled
for completion in July 1998.   The current rebuild is expected to
reduce fiscal third quarter earnings by about five cents per share.

Certain statements in this document may be "forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995.   Such forward-looking statements
are not guarantees of future performance and are subject to known and unknown risks and uncertainties as described in the company's 1997 Annual Report and in subsequent public filings.


                           SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                WESTVACO CORPORATION
Dated:   May 28, 1998

                          By        John W. Hetherington
                              Vice President, Assistant General
                               Counsel and Corporate Secretary